UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

MSP Recovery, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39445	84-4117825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Le Jeune Road Floor 10
Coral Gables, Florida		33134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 614-2222

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	LIFW	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	LIFWW	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $0.0001 per share	LIFWZ	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 8.01 below is incorporated by reference into this Item 3.01.

Item 8.01 Other Events.

On June 22, 2023, MSP Recovery, Inc. d/b/a/ LifeWallet (NASDAQ: LIFW) (the “Company”) announced that the previously disclosed special committee established and comprised of the independent members of the Board of Directors of the Company (the “Special Committee”), with the assistance of its advisors, Dechert, LLP and Dontzin Nagy & Fleissig LLP, has completed its independent internal review surrounding open items related to the Company’s filing of its 2022 Form 10-K (the “2022 Form 10-K”). At the time the Special Committee was established, the Company determined it would not be able to file the 2022 Form 10-K while the review was pending.

Upon the satisfactory conclusion of its review of open items, the Special Committee made unanimous recommendations to enhance and improve the public company reporting capabilities of the Company, including but not limited to the implementation of certain management training, the hiring of a director of internal audit, and enhancements to the Company’s internal disclosure committee process, as well as increased reporting to the Audit Committee of Board of Directors. The Company is currently finalizing its 2022 Form 10-K and will file as soon as practicable. In addition, on June 20, 2023, the Company submitted its plan to regain compliance with the Nasdaq Listing Rules.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions you certain of the statements herein may represent “forward-looking statements” as defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “will” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: general market conditions; reliance on third parties, such as our auditors, for filing the 2022 Form 10-K; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-K/A, Form 10-Q, Form 10-Q/A and Form 8-K reports (including all amendments to those reports).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSP Recovery, Inc.

Date:	June 22, 2023	By:	/s/ Alexandra Plasencia
		Name: Title:	Alexandra Plasencia General Counsel